Lucas Energy, Inc. 8-K

Exhibit 10.1

450 Gears Road Suite 860 Houston, TX 77067 Phone: (713) 528-1881 Fax: (713) 337-1510

September 29, 2016

Mr. Richard N. Azar II	VIA EMAIL AT RICHARDA@SEZARENERGY.COM
Manager
RAD2 Minerals, Ltd.
P.O. Box 6172
San Antonio, Texas 78209

Re:	August 25, 2015 Letter Agreement Regarding Deficiency In Assets To be Conveyed Pursuant to December 30, 2015 Asset Purchase Agreement (the “Purchase Agreement”)

Dear Richard,

Pursuant to our signatures below, Lucas Energy, Inc. (“Lucas”) and RAD2 Minerals, Ltd. (“RAD2”), agree and confirm that the Make-Whole Deadline, as defined and described in that certain Letter Agreement between Lucas and RAD2 dated August 26, 2016 (the “Prior Letter Agreement”), is hereby extended until November 15, 2016.

This letter agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise, other than the Purchase Agreement and the Prior Letter Agreement, which shall remain in full force and effect, except as amended hereby, and which are hereby re-confirmed and acknowledged.

This letter and the terms and conditions hereof shall be governed by and construed in accordance with the laws of the State of Texas and applicable laws of the United States of America.

This letter and any signed agreement or instrument entered into in connection with this letter, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Regards,

Anthony C. Schnur

Chief Executive Officer

450 Gears Road Suite 860 Houston, TX 77067 Phone: (713) 528-1881 Fax: (713) 337-1510

Agreed, confirmed and acknowledged:

RAD2 Minerals, Ltd.

By: RAD2 Management, LLC, General Partner

/s/ Richard N. Azar, II
Richard N. Azar, II
Manager

Date: 09/29/2016